Page 20 of 74 Pages




                                    EXHIBIT B

                             JOINT FILING AGREEMENT


         The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of QS Communications AG dated April 27, 2000 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date: April 27, 2000
                              BAKER QSC COINVESTORS, L.P.


                              By:      Baker Communications Fund, L.P.
                                       Attorney-in-Fact

                                       By:      Baker Capital Partners, LLC
                                                Its General Partner


                                                By:   /S/ JOHN C. BAKER
                                                      --------------------------
                                                      John C. Baker
                                                      Manager


                              BAKER QSC COINVESTORS, L.P.


                              By:      Baker Communications Fund, L.P.
                                       Attorney-in-Fact

                                       By:      Baker Capital Partners, LLC
                                                Its General Partner


                                                By:   /S/ JOHN C. BAKER
                                                      --------------------------
                                                      John C. Baker
                                                      Manager


                              BAKER COMMUNICATIONS FUND, L.P.


                              By:      Baker Capital Partners, LLC
                                       Its General Partner


                                       By:   /S/ JOHN C. BAKER
                                             -----------------------------------
                                             John C. Baker
                                             Manager


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                                                             Page 21 of 74 Pages


                              BAKER CAPITAL PARTNERS, LLC


                                                By:   /S/ JOHN C. BAKER
                                                      --------------------------
                                                       John C. Baker
                                                       Manager


                              JOHN C. BAKER


                              /S/ JOHN C. BAKER
                              __________________________________________________



                              ASHLEY LEEDS


                              /S/ ASHLEY LEEDS
                              __________________________________________________